                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               ATRION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                January 10, 1997

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of shareholders of ATRION Corporation, which will be held at the offices of the Company, 3230 Second Street, Muscle Shoals, Alabama on Friday, February 21, 1997, at 10:00 A.M., Central Time.

     The purpose of the Special Meeting is for the Company's shareholders to act on the proposed reincorporation of the Company in Delaware. The Board of Directors of the Company believes that a change of the Company's state of incorporation from Alabama to Delaware, which will not involve any change of location of the Company's offices or operations, will enable the Company to take advantage of the greater flexibility of Delaware corporate law.

     Over the past several years, the Company has diversified its operations in response to an increasingly competitive energy environment and to take advantage of new growth opportunities. As the Company has expanded into the medical and health care products field through business and product line acquisitions, the flexibility of Delaware law has become more attractive. Also because of the Company's recent dispositions of assets of subsidiaries which were engaged in the retail sale of natural gas, the Company is no longer a public utility holding company and, therefore, does not need to be incorporated under Alabama law to be exempt from regulation under the Public Utility Holding Company Act of 1935. The Board of Directors believes that as the Company continues to assess its current operations, opportunities for growth and potential acquisitions and dispositions of assets, reincorporation in Delaware will prove to be advantageous. In light of the opportunities for strategic actions that may be presented in the near future, the Board of Directors believes that reincorporation should be acted on now rather than being deferred to the 1997 annual meeting of shareholders.

     YOUR BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE PROPOSED REINCORPORATION AND BELIEVES THAT REINCORPORATION IN DELAWARE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD HAS UNANIMOUSLY APPROVED THE REINCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

     Your vote is important. Whether or not you plan to attend the Special Meeting, please mark, sign, date and return the enclosed proxy promptly in the accompanying envelope. This will ensure representation of your shares if you are unable to attend the Special Meeting.

                                          Sincerely,

                                        /s/ JERRY A. HOWARD

                                          Jerry A. Howard

                               ATRION CORPORATION

                              POST OFFICE BOX 3869


                       MUSCLE SHOALS, ALABAMA 35662-3869


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To our Shareholders:


     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ATRION Corporation, an Alabama corporation (the "Company"), will be held at the offices of the Company, 3230 Second Street, Muscle Shoals, Alabama on Friday, February 21, 1997, at 10:00 A.M., Central Time, for the following purposes:


          1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger which will effect the reincorporation of the Company as a Delaware corporation.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     Shareholders of the Company who comply with the requirements of Sections 10-2B-13.01 through 10-2B-13.32 of the Alabama Business Corporation Act will, if the proposed reincorporation is consummated, be entitled to dissenters' rights of appraisal with respect to their common shares of the Company. See "Right of Dissenting Shareholders to Receive Payment for Shares" in the accompanying Proxy Statement and Appendix D attached thereto for a description of the procedures required to be followed to perfect such rights.


     The Board of Directors has fixed the close of business on January 6, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          George G. Petty
                                          Vice President -- Finance,
                                          Chief Financial Officer and
                                          Secretary-Treasurer


January 10, 1997


                                   IMPORTANT

YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED HEREWITH. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               ATRION CORPORATION

                              Post Office Box 3869


                       Muscle Shoals, Alabama 35662-3869


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                               February 21, 1997


                              GENERAL INFORMATION


     This Proxy Statement is being furnished to the shareholders of ATRION Corporation, an Alabama corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Special Meeting of shareholders (the "Special Meeting") to be held at the offices of the Company, 3230 Second Street, Muscle Shoals, Alabama on Friday, February 21, 1997, at 10:00 A.M., Central Time, and at any adjournment or postponement thereof.


PURPOSE OF THE MEETING


     At the Special Meeting, the shareholders will be asked (i) to approve the change of the state of incorporation of the Company from Alabama to Delaware by adoption of an Agreement and Plan of Merger (a copy of which is included with this Proxy Statement as Appendix A) pursuant to which the Company will be merged with and into a Delaware subsidiary wholly-owned by the Company and (ii) to transact such other business as may properly come before the Special Meeting. The Notice of Special Meeting, this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about January 10, 1997.


VOTING SECURITIES AND RECORD DATE


     Only shareholders of record at the close of business on January 6, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, the Company had 3,214,701 outstanding common shares, the only voting securities of the Company. Holders of record of common shares outstanding on the Record Date will be entitled to one vote for each common share held of record on such date on each matter presented to the shareholders to be voted upon at the Special Meeting. The presence, in person or by proxy, of a majority of the outstanding common shares is required for a quorum.


     Common shares represented by proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the common shares represented thereby will be voted (i) in favor of the proposal to reincorporate in Delaware and (ii) for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the proxy. A proxy may be revoked by giving notice to the Company in writing prior to its use. Abstentions and broker non-votes will be counted as present or represented at the Special Meeting for the purpose of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter voted upon at the Special Meeting will be treated as shares not voting for the purpose of determining whether the requisite vote has been obtained.


     The Company knows of no matters which are to be presented for consideration at the Special Meeting other than the matter described in the Notice of Special Meeting of Shareholders but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.


SOLICITATION OF PROXIES

     The cost of solicitation of the proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding common shares in the names of their nominees for their reasonable expenses in sending soliciting material to the beneficial owners of the shares held in their names or in those of their nominees. In addition, Georgeson & Company, Inc. has been engaged to solicit proxies on behalf of the Company for a fee of $10,000 plus reasonable out-of-pocket expenses.


                     PROPOSAL TO REINCORPORATE IN DELAWARE

INTRODUCTION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Alabama to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation include the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors. However, if any such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of Alabama. Shareholders are urged to read the following sections of this Proxy Statement carefully, including the related Appendices, before voting on the Reincorporation Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION.


     The Proposed Reincorporation will be effected by merging the Company into a wholly-owned subsidiary of the Company, which was incorporated in December 1996 for such purpose. Throughout this Proxy Statement, the term "Company" refers to the existing Alabama corporation and the term "Atrion Delaware" refers to the new Delaware corporation, which is the proposed successor to the Company. UPON COMPLETION OF THE MERGER, THE COMPANY WILL CEASE TO EXIST AND ATRION DELAWARE, AS THE SURVIVING CORPORATION TO SUCH MERGER, WILL CONTINUE TO OPERATE THE BUSINESS OF THE COMPANY UNDER THE NAME ATRION CORPORATION.


     Pursuant to the Agreement and Plan of Merger, which is attached hereto as Appendix A (the "Merger Agreement"), each outstanding common share of the Company will automatically be converted into one share of Atrion Delaware common stock, $0.10 par value, upon the effective date of the merger (the "Effective Date"). Both the Articles of Incorporation of the Company and the Certificate of Incorporation of Atrion Delaware provide for authorized capital of 10 million shares of common stock, par value $0.10 per share. The Merger Agreement provides that each stock certificate representing issued and outstanding common shares of the Company will continue to represent the same number of shares of common stock of Atrion Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ATRION DELAWARE. The common shares of the Company are listed for trading on the Nasdaq Stock Market, and after the Effective Date Atrion Delaware's common stock will continue to be traded on the Nasdaq Stock Market without interruption under the same symbol ("ATRI") as the common shares of the Company were traded on such system prior to the Effective Date.

     After the Effective Date, Atrion Delaware will also continue the outstanding stock option plans, common share purchase rights plan, and other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase common shares of the Company will become an option or right to purchase the same number of shares of Atrion Delaware common stock on the same terms and conditions and at the same exercise price applicable to any such Company option or right at the Effective Date.

     If the Reincorporation Proposal is approved by the shareholders of the Company, it is anticipated that the Effective Date will be as soon as practicable following the Special Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either company, circumstances arise which make either action advisable.


     Shareholders of the Company who comply with the requirements of Sections 10-2B-13.01 through 10-2B-13.32 of the Alabama Business Corporation Act will, if the Reincorporation Proposal is consummated, be entitled to dissenters' rights of appraisal with respect to their common shares of the Company. See "Right of Dissenting Shareholders to Receive Payment for Shares," below, and Sections 10-2B-13.01 through 10-2B-13.32 of the Alabama Business Corporation Act which are attached hereto as Appendix D for a description of the procedures required to be followed to perfect such rights.


     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Atrion Delaware and the Bylaws of Atrion Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     Over the past several years the Company has expanded beyond pipeline and energy services in response to an increasingly competitive energy environment and in order to take advantage of new growth opportunities. Such diversification has been reflected in the change of the name of the Company from AlaTenn Resources, Inc. to ATRION Corporation, which was approved by the shareholders of the Company at the Company's 1996 annual meeting. In assessing its strategic alternatives during this period, and as the Company plans for the future, the Board of Directors believes that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Attraction and Retention of Qualified Directors. Both Alabama and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Alabama law.


     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in Delaware courts as to the legal principles applicable to actions that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.



     No Requirement to be Incorporated in Alabama for Exemption Under the Public Utility Holding Company Act of 1935. The Company has since its inception until recently been a "public utility holding company" under the Public Utility Holding Company Act of 1935 (the "Holding Company Act"); however, because the Company is incorporated in Alabama and all of its natural gas sales at retail have been in Alabama and contiguous states, the Company has qualified for an exemption from regulation under the Holding Company Act. As a result of the Company's recent dispositions of its retail sales business, the Company is no longer a public utility holding company and such exemption, and incorporation in Alabama to qualify for such exemption, are no longer necessary.



     Increased Flexibility in Implementing Strategic Actions. The Company is continually reviewing all of its operations to assess their strengths and weaknesses and the short term and long term value they bring to the Company. Over the past several years as the market for the Company's natural gas services has grown more competitive, the Company has diversified its business operations and has reviewed its alternatives for continuing to operate or disposing of its natural gas operations. In connection with such review and in an effort to maximize shareholder value, the Company has from time to time had talks with various parties concerning a potential sale of all or part of the Company's natural gas operations. While the Company has not entered into any sales agreements, the Company plans to continue to explore disposition of such assets and may ultimately determine that a sale of its natural gas assets is in the best interests of the Company and its shareholders. No assurance can be given that the Company will enter into any such agreement or that such an agreement, if executed, would be consummated. In the event of a disposition of its natural gas assets, the Company would continue its other businesses and would seek to expand its operations in the medical and health care products field. If any such disposition of assets were to be viewed as the sale of substantially all of the assets of the Company, then under Alabama or Delaware law shareholder approval would be required. Under Alabama law a sale of substantially all of the assets other than in the usual and regular course of business would require the affirmative vote of two-thirds of all of the votes entitled to be cast with respect to such transaction, whereas under Delaware law such a transaction could be approved by a vote of the holders of a majority of the outstanding stock entitled to vote. Moreover, Alabama law affords dissenters' rights of appraisal with respect to certain sales of assets while Delaware law does not. For a description of those major corporate transactions for which stockholder approval will be required under Delaware law, see "Shareholder Voting" below.



     No Change in the Name, Board Members, Number of Authorized Shares, Shares Outstanding, Business, Management, Employee Plans, or Location of Principal Facilities of the Company. The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its address or physical location. The principal executive offices of Atrion Delaware are the same as those of the Company. The Proposed Reincorporation will not result in any change in the name, business, number of authorized shares or shares outstanding, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. Unless a director resigns, the nine directors who are currently serving on the Boards of Directors of both the Company and Atrion Delaware will continue to serve as the directors of Atrion Delaware in the same classes and for the same terms as they are currently serving as directors of the Company. All employee benefit plans of the Company will be continued by Atrion Delaware. All stock options, common share purchase rights and other rights to acquire common shares of the Company will automatically be converted into options or rights to purchase the same number of shares of Atrion Delaware common stock at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by Atrion Delaware upon the terms and subject to the conditions currently in effect.


POSSIBLE DISADVANTAGES OF THE PROPOSED REINCORPORATION

     Despite the unanimous belief of the Board of Directors of the Company that the Reincorporation Proposal is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the ground that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights generally and the powers of management under Delaware and Alabama law, see "Changes in the Company's Articles of Incorporation and Bylaws to be Effected by the Reincorporation" and "Certain Differences in State Corporation Laws," below.

CHANGES IN THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO BE EFFECTED BY THE REINCORPORATION


     The following discussion summarizes the material differences between the Certificate of Incorporation and Bylaws of Atrion Delaware and the Articles of Incorporation and Bylaws of the Company. A copy of the Certificate of Incorporation of Atrion Delaware is attached hereto as Appendix B and a copy of the Bylaws of Atrion Delaware is attached hereto as Appendix C and all statements herein concerning such documents are qualified by reference to the complete provisions thereof. Approval of the Reincorporation Proposal by the shareholders will result in the adoption of all provisions set forth in the Certificate of Incorporation and Bylaws of Atrion Delaware.


     Elimination of Stockholder Action by Written Consent and Stockholder Ability to Call Special Meeting. If the Company's shareholders approve the Reincorporation Proposal, Article IX of the Certificate of Incorporation of Atrion Delaware will provide that stockholders cannot act by written consent in lieu of a meeting. Elimination of written consents of stockholders could lengthen the amount of time required to take stockholder actions since certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of stockholders' written consents, however, would deter hostile takeover attempts. Without the stockholders' written consent, a holder or group of holders controlling a majority in interest of Atrion Delaware's common stock would not be able to remove directors pursuant to a written consent. While Alabama law permits shareholders to act by written consent, that consent must be unanimous. Consequently, it would be highly impracticable, if not impossible, for the Company's shareholders to act by written consent. Accordingly, the elimination of the ability to act by written consent will not materially alter the manner in which the Company's shareholders currently can act.

     Alabama law permits holders of at least 10% of the votes entitled to be cast on any issue to call a special meeting of shareholders. Delaware law does not require that stockholders be allowed to call a special meeting of stockholders. The Certificate of Incorporation of Atrion Delaware provides that special meetings of stockholders may be called only by the Board of Directors. Stockholders are not permitted to call a special meeting of stockholders. The business permitted to be conducted at any special meeting of stockholders will be limited to the business brought before such meeting by the Board of Directors. Elimination of the right of stockholders to call a special meeting would eliminate a stockholder's ability to force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board of Directors believed such consideration to be appropriate. For example, a stockholder's proposed amendments to the Bylaws or proposed removal of directors for cause could, if the Board of Directors so desired, be delayed until the next annual meeting of stockholders, at which time the proposing stockholder or group of stockholders would be required to meet the notice requirement set forth in the Company's Bylaws.

     Elimination of the procedures for stockholders to act by written consent and to call special meetings may render more difficult, discourage or delay a merger, proxy contest, or the assumption of control by a large stockholder or group of stockholders. To the extent that these provisions enable the Board of Directors to resist a takeover or change in control, it may be more difficult to remove the existing Board of Directors and management.

     These provisions have not been included in the Certificate of Incorporation of Atrion Delaware as a result of any proposed attempt to change the control of the Company and no change of control is presently pending or has occurred in the past.

     Voting by Ballot. Under Alabama law, the election of directors may proceed in the manner described in a corporation's bylaws. The Bylaws of the Company provide that the election of directors at a shareholders' meeting shall be by ballot, and that voting by shareholders on any other issue shall be by voice or by ballot, as determined by the Chairman of the Board. Under Delaware law, election of directors is to be by written ballot, unless the Certificate of Incorporation otherwise provides. Atrion Delaware's Certificate of Incorporation provides that elections need not be by written ballot, unless the Bylaws so provide. Atrion Delaware's Bylaws require written ballots in the election of directors, similar to the Company's Bylaws.


     Board of Directors. In accordance with its Articles of Incorporation, the Bylaws of the Company authorize the Board of Directors to fix the number of directors within a range from five to nine, with the number of directors currently fixed at nine. Under Alabama law, the number of directors is to be as specified in or fixed in accordance with the articles of incorporation or bylaws. If a board of directors has power to fix or change the number of directors, the board of directors may only increase or decrease by 30% or less the number of directors last approved by the shareholders. Only the shareholders may increase or decrease by more than 30% the number of directors last approved by the shareholders. The articles of incorporation or bylaws of an Alabama corporation may establish a variable range for the size of the board of directors by fixing a minimum and maximum number of directors. If a variable range is established, the number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders, or if the articles of incorporation so provide, by the board of directors. After shares are issued, only shareholders of an Alabama corporation may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa.


     Delaware law permits the board of directors to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation). The Certificate of Incorporation of Atrion Delaware provides that the number of directors shall be fixed by, or in the manner provided in, the Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. The Board of Directors of Atrion Delaware may therefore change the number of directors.

     The Bylaws of the Company currently provide that the Board of Directors is divided into three classes, as nearly equal in number as possible, with directors serving three year terms and the terms of one class expiring each year. Such staggered terms are permitted under Alabama law if there are nine or more directors. The Bylaws of Atrion Delaware also provide for the organization of the Board of Directors into classes. The Merger Agreement provides that the directors of Atrion Delaware, who are the same persons as the directors of the Company and are in the same class and have the same terms which they have as directors of the Company, will continue as directors at and after the Effective Time.


     Removal of Directors. Under Alabama law, one or more directors of a corporation may be removed, with or without cause, unless the articles of incorporation provide that directors may be removed only for cause; however, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against such removal. The Company's Articles of Incorporation contain no limitation on the ability of shareholders to remove directors without cause; however, the Articles of Incorporation of the Company do contain a supermajority vote requirement for such removal.


     Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Bylaws of Atrion Delaware provide for a classified board of directors and the Certificate of Incorporation does not contain a provision permitting the removal of directors without cause. Accordingly, directors of Atrion Delaware may only be removed for cause. However, the Certificate of Incorporation of Atrion Delaware does not preserve the supermajority voting requirement for the removal of directors which is presently contained in the Articles of Incorporation of the Company; accordingly, a director of Atrion Delaware may be removed for cause by the affirmative vote of the holders of a majority of the shares of common stock then entitled to vote at an election of directors.

     One method employed by takeover bidders to obtain control of a company is to acquire a significant percentage of the outstanding shares through a tender offer or open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director may defeat such a strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing board before attempting a takeover.


     Supermajority Voting Requirement to Amend Certain Articles of the Certificate of Incorporation. For a number of years the Articles of Incorporation of the Company have contained certain "supermajority" voting requirements designed to assure the fair treatment of all shareholders of the Company in the event of certain takeovers and to afford other protections in situations that may not constitute a takeover. In addition to such "business combination" or "fair price" provision, and in order to provide additional shareholder protection consistent therewith, the Articles of Incorporation of the Company provide that the affirmative vote of the holders of not less than 80% of the then outstanding common shares of the Company and the affirmative vote of the holders of not less than 67% of the then outstanding common shares not held by a "Substantial Shareholder," as defined in the Articles of Incorporation of the Company, are required to (i) adopt, amend or repeal the Bylaws of the Company and (ii) remove directors. The Articles of Incorporation also provide that the same supermajority voting requirements must be satisfied in order to amend the provisions of the Articles of Incorporation which require supermajority voting.

     Under Delaware law, the stockholders have the power to adopt, amend or repeal bylaws; however, the certificate of incorporation may confer such power upon the directors, although in doing so it does not divest the stockholders of their power to adopt, amend or repeal bylaws. The Certificate of Incorporation of Atrion Delaware provides that the Board of Directors is authorized to make, repeal, alter, amend and rescind the Bylaws of Atrion Delaware. The Certificate of Incorporation of Atrion Delaware also contains a supermajority voting requirement for amendments to the Bylaws by the stockholders, although such provision is not as burdensome as that which is contained in the Company's Articles of Incorporation. In addition, as described above, the Certificate of Incorporation of Atrion Delaware does not retain the supermajority voting requirement for the removal of directors.


     In addition to the supermajority vote required to amend the Bylaws, the Certificate of Incorporation of Atrion Delaware provides in Article X that the following Articles of Atrion Delaware's Certificate of Incorporation may be amended or repealed only by the affirmative vote of the holders of not less than 67% of the then outstanding common stock of Atrion Delaware: (i) Article VII, relating to the fixing of the number of directors; (ii) Article VIII, which provides that only the Board of Directors can call special meetings of stockholders, as described elsewhere herein; (iii) Article IX, which eliminates the ability of stockholders to take action by written consent, as described elsewhere herein; (iv) Article XI, which limits or eliminates the monetary liability of directors for a breach of their fiduciary duty in certain circumstances; and (v) Article XII, which provides that elections of directors need not be by written ballot unless the Bylaws so provide.


     Delaware law provides generally that the Certificate of Incorporation may be amended by a vote of stockholders holding a majority of the outstanding stock. However, where the Certificate of Incorporation requires a supermajority vote with respect to a particular matter, under Delaware law the same supermajority vote is required to amend such supermajority voting requirement of the Certificate of Incorporation. Therefore, both Delaware law and the Certificate of Incorporation of Atrion Delaware provide that in order to amend or repeal the provisions in the Certificate of Incorporation which require the affirmative vote of the holders of not less than 67% of the then outstanding common stock, the same 67% vote will be necessary.

     These supermajority voting provisions could render more difficult or discourage a merger, tender offer, proxy contest, or the assumption of control of Atrion Delaware by a large stockholder or group of stockholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control of the Company, it could make it more difficult to remove the existing Board of Directors and management.

     These provisions have not been included in the Certificate of Incorporation of Atrion Delaware as a result of any proposed attempt to change the control of the Company and no change of control is presently pending or has occurred in the past.

     Shareholder Proposals to be Presented at Meetings and Shareholder Nominations. The Company's Bylaws generally provide that a shareholder who desires to propose any business at an annual meeting of shareholders or who desires to nominate directors at any meeting of shareholders must give the Company advance written notice of such intention, together with certain additional information. Such notice must be received by the Company not later than ten days following the date on which the Company first gives written or printed notice to shareholders of the meeting of shareholders. The Bylaws of Atrion Delaware retain such advance notice procedure, but require such notice in connection with Atrion Delaware's annual meeting to be delivered to Atrion Delaware not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting. However, if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered no earlier than 90 days prior to the annual meeting and no later than the later of 60 days prior to the annual meeting and the 10th day following the issuance by Atrion Delaware of a press release announcing the meeting date. For the purpose of the annual meeting of stockholders of Atrion Delaware to be held in 1997 if the Proposed Reincorporation is effected, the first anniversary of the preceding year's annual meeting will be the first anniversary of the 1996 annual meeting of shareholders of the Company.


CERTAIN DIFFERENCES IN STATE CORPORATION LAWS

     In addition to the matters discussed above, Delaware law differs in a number of respects from Alabama law. Certain differences which could materially affect the rights of shareholders are discussed below.

     Alabama Constitutional Provisions. Section 234 of the Alabama Constitution of 1901, as amended (the "Alabama Constitution"), provides that the "stock and bonded indebtedness of corporations shall not be increased except in pursuance of general laws, nor without the consent of the persons holding the larger amount in value of stock, first obtained at a meeting to be held after thirty
(30) days notice, given in pursuance of law." Section 237 of the Alabama Constitution provides that a corporation may not "issue preferred stock without the consent of the owners of two-thirds of the stock of said corporation." The lack of uncertainty arising from, and the burden placed on Alabama corporations in complying with, such provisions are often viewed as disadvantages of incorporation in Alabama. The Delaware Constitution contains no such provisions.

     Certain Business Combinations. In the past several years, a number of states (but not including Alabama) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203") certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits certain mergers, consolidations, sales of assets and other transactions with an "interested stockholder" (generally a 15% stockholder or group of stockholders) for three years following the date the stockholder became an interested stockholder. The prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the stockholder becomes an interested stockholder is approved by the Board of Directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired 85% of the corporation's voting stock; (iii) the business combination is approved by the Board of Directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder; or (iv) an exemption is available.

     The United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203 but the Delaware Supreme Court has not yet considered the issue. So long as the constitutionality of Section 203 is upheld, the Company believes that it will have the effect of encouraging any potential acquiror to negotiate with the Board of Directors.
Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 stockholders. Inasmuch as the Company's common shares are presently listed on the Nasdaq Stock Market, it is anticipated that Section 203 will be applicable to Atrion Delaware. A Delaware corporation may elect not to be governed by Section 203 by including a provision to that effect in its original certificate of incorporation or an amendment thereto or to the bylaws. Atrion Delaware's Certificate of Incorporation does not contain any such provision and, accordingly, Section 203 applies to Atrion Delaware.


     Although the Alabama Business Corporation Act does not contain any provision similar to Section 203, the Company's Articles of Incorporation were amended in 1984 to add a "business combination" or "fair price" provision, which is similar in purpose to Section 203. Such provision is designed to assure that all shareholders receive a minimum price in the event of a merger or certain other business combination (a "Business Combination") initiated by a holder of more than 10% of the then outstanding common shares of the Company (a "Substantial Shareholder"). The provision requires that a Business Combination with a Substantial Shareholder be approved by a vote of the holders of a least 80% of the then outstanding common shares of the Company and the holders of at least 67% of the then outstanding common shares not held by the Substantial Shareholder, unless (i) the Business Combination is approved by a majority of the members of the Board of Directors who were directors before the Substantial Shareholder became a Substantial Shareholder, or their successors, and who are not affiliated with the Substantial Shareholder or (ii) certain minimum price and procedural requirements are met. In a Business Combination involving cash or other consideration being paid to the Company's shareholders, the provision requires that the consideration be either cash or the same type of consideration used by the Substantial Shareholder in acquiring the largest portion of common shares of the Company. The fair market value per share of the consideration to be paid in the Business Combination for the common shares of the Company would have to be at least equal in value to the higher of (i) the highest price per share paid by the Substantial Shareholder in acquiring any common shares of the Company and (ii) the fair market value per share of the common shares of the Company on the date on which the first public announcement of the proposal of the Business Combination is made or on the date on which the Substantial Shareholder achieved that status, whichever is higher. In light of the protections afforded to stockholders in Delaware by Section 203, the Certificate of Incorporation of Atrion Delaware does not contain a similar provision.

     Shareholder Voting. Under Alabama law, action on a matter generally is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by the Alabama Constitution, the Alabama Business Corporation Act, or the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, directors are elected by a majority of the votes cast by the shares entitled to vote when the vote is taken. Under Delaware law, in the absence of a specification in the certificate of incorporation or bylaws, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is sufficient for stockholder action; however, directors are elected by a plurality of votes.


     With certain exceptions, Alabama law requires that a merger, share exchange, sale of all or substantially all assets or similar transaction be approved by a vote of two-thirds of the votes entitled to be cast by each class of shares entitled to vote, unless the articles of incorporation provide for a greater or lesser vote. Delaware law requires approval by only a majority of the shares outstanding and does not require such class voting, except in the case of transactions involving an amendment to the certificate of incorporation that adversely affects a specific class in a manner different from other classes. Accordingly, there is a lower threshold for approval of such transactions in Delaware.



     Delaware law does not require a vote of the stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is to be an identical outstanding or treasury share after the merger, and
(c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Alabama law contains a similar exception to its voting requirements.

     See "Principal Reasons For the Proposed Reincorporation" above for a description of a possible sale by the Company of certain of its assets.

     Amendments to Articles or Certificate of Incorporation and Bylaws. Amendments to the articles of incorporation may be approved in Alabama generally by a majority of the votes cast. Under Delaware law, amendments to the certificate of incorporation generally require the affirmative vote of the holders of a majority of the outstanding stock.


     Alabama law provides that a corporation's board of directors may amend or repeal the corporation's bylaws unless (i) the articles of incorporation reserve such power exclusively to the shareholders in whole or in part or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal such bylaw. Under Delaware law, the power to adopt, amend or repeal bylaws is in the stockholders, although the certificate of incorporation may confer such power on the board of directors without divesting the stockholders of their right so to act. As described above, the Certificate of Incorporation of Atrion Delaware provides that the Board of Directors is authorized to make, repeal, alter, amend and rescind the Bylaws of Atrion Delaware.


     Authorized Mergers of Subsidiaries. Alabama law provides that a parent corporation owning at least 80% of the outstanding shares of each class of a subsidiary corporation may merge such subsidiary into itself without approval of the shareholders of the parent or subsidiary. Under Delaware law, a corporation which owns at least 90% of the outstanding shares of each class of stock of a subsidiary may merge such subsidiary into itself or itself into such subsidiary. A vote of stockholders is only required if the parent corporation is not to be the surviving corporation to such merger; however, dissenters' rights of appraisal are only available to the minority stockholders of the subsidiary.

     Voting Power of Directors. Delaware law provides that the certificate of incorporation may confer upon the holders of any class or series of stock the right to elect one or more directors who will have such voting power as stated in the certificate of incorporation, which voting power may be greater or less than that of other directors or classes of directors. Alabama law contains no such provision.


     Dissenters' Rights of Appraisal. Delaware law does not provide for dissenters' rights of appraisal with respect to (a) a sale of assets, (b) a merger by a corporation, the shares of which are either (i) listed on a national securities exchange or designated as a national market system security or (ii) widely held (by more than 2,000 stockholders) if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) stockholders of a corporation surviving a merger if no vote of such stockholders is required to approve the merger. Under Delaware law no vote of the stockholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met, as described above.


     Alabama law does, in general, afford dissenters' rights with respect to a merger, share exchange, sale of all or substantially all of a corporation's assets and certain amendments to the articles of incorporation that materially and adversely affect shareholders' rights. Alabama law does not contain the exclusion from dissenters' rights for corporations the shares of which are publicly traded, as described above. For a description of dissenters' rights available to shareholders of the Company under Alabama law, see "Right of Dissenting Shareholders to Receive Payment for Shares," below, and Appendix D attached hereto.

     Cumulative Voting for Directors. Under both Alabama and Delaware law, shareholders do not have the right to cumulate votes for the election of directors unless the articles or certificate of incorporation, as the case may be, so provide. Neither the Articles of Incorporation of the Company nor the Certificate of Incorporation of Atrion Delaware provides for or authorizes cumulative voting.

     Inspection of Shareholders List. Both Alabama law and Delaware law allow any shareholder to inspect lists of shareholders, although Delaware law permits such inspection only for a purpose germane to the meeting and only for a period of ten days prior to the meeting at a place within the city where the meeting is to be held. Alabama law requires the list to be available for inspection by any shareholder, beginning two business days after notice of the meeting is given, and continuing through the meeting, at the corporation's principal office or, if the principal office is not located within Alabama, at the corporation's registered office in Alabama. Lack of access to shareholder records could result in impairment of the shareholders' ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. See "Examination of Books and Records" below.


     Dissolution. Under Alabama law, a corporation can voluntarily dissolve upon its board of directors adopting a resolution setting forth a proposal to dissolve which proposal is approved by two-thirds of the votes of each class entitled to vote thereon. Under Delaware law, a corporation can voluntarily dissolve if its board of directors and stockholders owning a majority of the shares entitled to vote approve the dissolution.

     Preemptive Rights. Under Delaware corporation law, stockholders do not have preemptive rights to new shares unless there is a specific provision granting such rights in the certificate of incorporation. The Certificate of Incorporation of Atrion Delaware does not contain such a provision. By contrast, Alabama law provides that shareholders have preemptive rights except to the extent that the articles of incorporation otherwise provide. The Company's Articles of Incorporation contain a denial of preemptive rights. Accordingly, the reincorporation will not have a practical impact on shareholders of the Company with respect to preemptive rights. The Company believes that not providing for mandatory preemptive rights in the Certificate of Incorporation of Atrion Delaware is desirable to afford greater flexibility in possible future financings.

     Interested Director Transactions. Under Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. Delaware law provides that (i) either the stockholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. If board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum).

     Under Alabama law, a "conflicting interest" with respect to a corporation means the interest a director of the corporation has respecting a transaction effected or proposed to be effected by the corporation or by a subsidiary if the director knows that the director, a person related to the director or an entity affiliated with the director is a party to the transaction or has a beneficial interest in or so closely linked to the transaction and of such financial significance to the director or such other person that the interest would reasonably be expected to exert an influence on the director's judgment if the director were called upon to vote on the transaction. A transaction which involves such a conflicting interest may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, because the director, or any person with whom or which he or she has a personal, economic, or other association, has an interest in the transaction, if (i) the transaction received the affirmative vote of a majority (but no fewer than two) of qualified directors on the board of directors or on a committee of the board who voted on the transaction after disclosure to them; (ii) a majority of the votes entitled to be cast by the holders of all qualified shares are cast in favor of the transaction after notice to shareholders describing the director's conflicting interest transaction; or (iii) the transaction, judged according to the circumstances at the time the corporation entered into a commitment with respect thereto, is established to have been fair to the corporation.

     For purposes of the foregoing, "qualified director" means, with respect to a director's conflicting interest transaction, any director who does not have either a conflicting interest respecting the transaction or a familial, financial, professional, or employment relationship with a second director who does have a conflicting interest respecting the transaction. A majority (but no fewer than two) of all the qualified directors on the board of directors, or on the committee, constitutes a quorum for purposes of action that complies with the foregoing and directors' action that otherwise complies with the foregoing is not affected by the presence or vote of a director who is not a qualified director. "Qualified shares" means any shares entitled to vote with respect to the director's conflicting interest transaction except shares that are beneficially owned (or the voting of which is controlled) by a director who has a conflicting interest respecting the transaction or by a related person of the director, or both. A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with the foregoing.

     Examination of Books and Records. Under Alabama law, a shareholder of an Alabama corporation or of a foreign corporation with its principal office located in Alabama has the right to inspect and copy certain records designated by the Alabama Business Corporation Act. With respect to other records, Alabama law requires that a person must have been a shareholder of record for at least 180 days or be the holder of record of at least five percent of all outstanding shares of a corporation in order to examine the minutes, shareholder records and other books and records of a corporation. A shareholder who meets such requirements must also have a proper purpose for such inspection. Since Atrion Delaware will maintain its principal office in Alabama, it will continue to be subject to such provisions of the Alabama Business Corporation Act.


     Under Delaware law, any stockholder of record with a proper purpose has the right to inspect and copy stock ledgers, stockholder lists and other books and records of a Delaware corporation. "Proper purpose" is defined as a purpose reasonably related to such person's interest as a stockholder.


     Filling Vacancies on the Board of Directors. Under Alabama law, any vacancy on the board of directors may be filled by the board unless otherwise provided in the articles of incorporation, except that the directors may only fill a vacancy resulting from an increase in the number of directors if expressly permitted by the articles of incorporation. The Company's Articles of Incorporation do not contain a provision which permits the directors to fill a vacancy resulting from an increase in the number of directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Certificate of Incorporation and Bylaws of Atrion Delaware do not limit the ability of directors to fill vacancies.

     In addition to the foregoing, Alabama law provides that the term of a director who is elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected, even if directors serve staggered terms on a classified board. Delaware law provides that in the case of a corporation the directors of which are divided into classes, any director elected to fill a vacancy is to hold office until the next election of the class for which he was chosen.

     Dividends and Repurchases of Shares. Under Alabama law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) if, after giving it effect, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Certain Differences in State Taxes. As an Alabama corporation, the Company is subject to a domestic corporation franchise tax calculated on the basis of the amount and par value of outstanding capital stock and a shares tax, which is an ad valorem tax calculated on the basis of the fair market value of its outstanding stock. The Company also is subject to foreign franchise taxes in any jurisdictions in which it is qualified to do business. If the Proposed Reincorporation is effected, Atrion Delaware will be subject to a domestic franchise tax in Delaware calculated on the basis of the amount of its authorized capital stock, and it will also be subject to foreign franchise taxes in Alabama (calculated on the basis of the amount of capital employed in Alabama) and possibly other jurisdictions; however, it will no longer be subject to the Alabama shares tax.

FEDERAL INCOME TAX CONSEQUENCES


     The following is a discussion of certain federal income tax considerations that may be relevant to holders whose common shares of the Company will be converted into Atrion Delaware common stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular shareholders of the Company, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire common shares of the Company. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.


     The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

          (a) No gain or loss should be recognized by holders of common shares of the Company upon receipt of Atrion Delaware common stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the Atrion Delaware common stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the common shares of the Company surrendered in exchange therefor; and

          (c) The holding period of the Atrion Delaware common stock received by each shareholder of the Company should include the period for which such shareholder held the common shares of the Company surrendered in exchange therefor, provided that such common shares were held by the shareholder as a capital asset at the Effective Date.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each common share of the Company exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the Effective Date, of the Atrion Delaware common stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Atrion Delaware common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held the common shares of the Company.

RIGHT OF DISSENTING SHAREHOLDERS TO RECEIVE PAYMENT FOR SHARES

     Any holder of record of common shares of the Company who follows the procedures specified in Sections 10-2B-13.01 through 10-2B-13.32 of the Alabama Business Corporation Act (the "Appraisal Provisions") is entitled to receive payment of the "fair value" of such shares. Reference is made to the Appraisal Provisions, copies of which are included herewith as Appendix D, for a complete statement of the rights of dissenting shareholders.

     In accordance with the Appraisal Provisions, a shareholder who is entitled to dissent and obtain payment for common shares of the Company may not challenge the Reincorporation Proposal unless it is unlawful or fraudulent with respect to such shareholder or the Company. See Section 10-2B-13.02(b) of the Alabama Business Corporation Act, which is included herewith in Appendix D.

     The following is a summary of appraisal rights available to shareholders of the Company, which summary is not intended to be a complete statement of the Appraisal Provisions and is qualified in its entirety by reference to the Appraisal Provisions.


     Any shareholder of the Company wishing to dissent from the Proposed Reincorporation and obtain a cash payment of the fair value of his shares must file with the Company, prior to the vote on the Proposed Reincorporation, a written notice of his intention to demand that he be paid the fair value for his shares if the Proposed Reincorporation is effectuated and must not vote his shares in favor of the Proposed Reincorporation. A failure to vote will satisfy the condition that the shares not be voted in favor; however, voting in favor of or delivering a proxy in favor of the Reincorporation Proposal or an unmarked proxy voted in favor of the Reincorporation Proposal will constitute a waiver of such shareholder's rights to appraisal and will nullify any written demand for appraisal. Moreover, voting against the Reincorporation Proposal will not, in and of itself, satisfy the condition that the written notice be filed with the Company.



     If the Proposed Reincorporation is consummated, the Company will mail a notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting their shares in favor of the Reincorporation Proposal, providing instructions as to how to obtain payment for their shares. A shareholder who fails to demand payment not less than 30 days nor more than 60 days after the delivery of the Company's notice will have no right to receive payment for his shares but will retain all other rights of a shareholder of the Company.



     Under the Appraisal Provisions, record holders of common shares of the Company are entitled to appraisal rights as described herein and the procedures to perfect such rights must be carried out by and in the name of such holders of record. Persons who are beneficial owners but not record holders of common shares and who wish to exercise appraisal rights with respect to the Reincorporation Proposal must (i) submit to the Company, at the time of or before the assertion of the rights, a written consent of the record holder or holders of the common shares to such dissent and (ii) do so with respect to all of the beneficial owner's shares or the shares over which he has voting power.


     Immediately upon effectuation of the Reincorporation Proposal or upon receipt of demand for payment, if the Reincorporation Proposal has already been effectuated, the Company will remit (the "Remittance") to a dissenter who has made demand, the amount which the Company estimates to be the fair value of the shares, with accrued interest, if any. The Remittance will be accompanied by certain financial information of the Company and a statement regarding the Company's estimate of the fair value of the shares, together with a notice of the dissenter's right to demand supplemental payment and a copy of the Appraisal Provisions.


     If the Company fails to remit payment for the dissenter's shares as required by the preceding paragraph or if the dissenter believes that the amount remitted is less than the fair value of his shares or that the interest is not correctly determined, he may, within 30 days after the date of mailing of the Remittance, mail to the Company his own estimate of the value of the shares or of the interest and demand payment of the deficiency. If he fails to do so, he shall be entitled to no more than the Remittance.


     Within 60 days after receiving such demand, the Company must either (i) pay the dissenting shareholder the amount demanded (or such other amount agreed to by such shareholder) or (ii) file a petition requesting that the Circuit Court of Colbert County, Alabama determine the fair value of the common shares.

     The circuit court may appoint one or more persons as appraisers to receive evidence and recommend a decision of the question of fair value. Fair value means the value of the common shares of the Company immediately before the effectuation of the Reincorporation Proposal. Dissenters will be entitled to judgment for the amount, if any, by which the fair value of their shares, plus interest, is found to exceed the Remittance. Fair value may be found by the court to be more or less than or the same as the amount offered by the Company.

VOTE REQUIRED


     The affirmative vote of two-thirds of the votes entitled to be cast at the Special Meeting is required to approve the Reincorporation Proposal. Abstentions and broker non-votes will have the same effect as a vote against the Reincorporation Proposal.


RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY REINCORPORATE IN THE STATE OF DELAWARE FOR THE REASONS EARLIER STATED. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.

                              SECURITIES OWNERSHIP

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficial ownership of common shares of the Company as of December 10, 1996 by the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding common shares of the Company.


                          NAME AND ADDRESS                             NUMBER OF SHARES    PERCENT OF
                        OF BENEFICIAL OWNER                           BENEFICIALLY OWNED    CLASS(A)
--------------------------------------------------------------------  ------------------   ----------
Dimensional Fund Advisors Inc.(b)...................................        172,200(b)         5.2%
  1299 Ocean Avenue
  Suite 650
  Santa Monica, California 90401
T. Rowe Price Associates, Inc.(c)...................................        216,000(c)         6.5%
  100 E. Pratt Street
  Baltimore, Maryland 21202


---------------

(a) For purposes of this table, the percentage of class beneficially owned has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, on the basis of 3,214,701 common shares outstanding on December 10, 1996, plus 108,600 common shares issuable pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter. All information with respect to the beneficial ownership of shares has been adjusted to reflect a three-for-two stock split which was effected on December 2, 1996.
(b) Based upon a Schedule 13G filed with the Securities and Exchange Commission and furnished to the Company by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment adviser, reporting that Dimensional is deemed to have beneficial ownership of said 172,200 common shares of the Company and that all of said common shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. In said Schedule 13G, Dimensional has reported that it has sole power to vote or direct the vote of 110,400 common shares of the Company included in said 172,200 common shares listed above, that persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company and, in such capacity, have the power to vote or direct the vote of 61,800 common shares of the Company held by such investment companies and included in the 172,200 common shares listed above, and that Dimensional has the sole power to dispose or direct the disposition of said 172,200 common shares of the Company. Dimensional has disclaimed beneficial ownership of all such common shares of the Company.
(c) Based upon a Schedule 13G filed with the Securities and Exchange Commission and furnished to the Company by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small Cap Value Fund, Inc. reporting that T. Rowe Price Small Cap Value Fund, Inc. has sole power to vote or direct the vote of such common shares and that Price Associates, which serves as investment adviser for T. Rowe Price Small Cap Value Fund, Inc., has sole power to dispose or direct the disposition of such common shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such common shares; however, Price Associates has expressly disclaimed beneficial ownership of all such common shares.

SECURITIES OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of common shares of the Company as of December 10, 1996 by (i) each of the directors of the Company; (ii) the Company's Chief Executive Officer and the four most highly compensated executive officers (other than the Chief Executive Officer) during the last fiscal year; and (iii) all directors and executive officers of the Company as a group.


                                                                NUMBER OF SHARES          PERCENT OF
                            NAME                              BENEFICIALLY OWNED(A)        CLASS(A)
------------------------------------------------------------  ---------------------       -----------
Emile A. Battat.............................................          63,900                   1.9%
Jerry A. Howard.............................................          59,163(b)                1.8%
Richard O. Jacobson.........................................          83,100                   2.5%
Jerome J. McGrath...........................................           3,900                     *
John H. P. Maley............................................               0
Hugh J. Morgan, Jr..........................................          35,100                   1.1%
J. Kenneth Smith............................................           4,320(c)                  *
Roger F. Stebbing...........................................           2,400                     *
John P. Stupp, Jr...........................................         139,680(d)                4.2%
George G. Petty.............................................               0                     *
Jeffery Strickland..........................................          15,393(e)                  *
Dick Rabenau................................................           6,000(f)                  *
Gus Magrini.................................................          12,750(g)                  *
All directors and executive officers as a group.............         427,506(h)               12.8%


---------------

  *  Less than 1% of class outstanding
(a) The above information is based upon information furnished by the persons listed. For purposes of this table, the percentage of class beneficially owned has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, on the basis of 3,214,701 common shares outstanding on December 10, 1996 plus 108,600 common shares issuable pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power. All information with respect to the beneficial ownership of shares has been adjusted to reflect a three-for-two stock split which was effected on December 2, 1996.
(b) Includes 3,024 shares held in Mr. Howard's account under the Alabama-Tennessee Natural Gas Company Thrift Plan and 38,100 shares issuable to Mr. Howard pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter.
(c) Includes 630 shares held under usufruct as to which Mr. Smith has voting power but no dispositive power.
(d) Includes 135,000 shares held by Stupp Bros., Inc. as to which shares Mr. Stupp shares voting power and investment power as a director and executive officer of, and as a voting trustee of a voting trust which owns 100% of the stock of, Stupp Bros., Inc.
(e) Includes 15,150 shares issuable to Mr. Strickland pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter.

(f) Includes 3,000 shares issuable to Mr. Rabenau pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter.


(g) Consists of 12,750 shares issuable to Mr. Magrini pursuant to incentive stock options exercisable on December 10, 1996 or within 60 days thereafter.


(h) See notes (b)-(g) above. Includes 1,800 shares owned by one executive officer who is not listed above.

                             SHAREHOLDER PROPOSALS

     In order for proposals by shareholders to be considered for inclusion in the Company's (or, if the Proposed Reincorporation is effected, Atrion Delaware's) proxy material relating to the 1997 annual meeting of shareholders, such proposals must have been received by the Company on or before December 2, 1996.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no matters other than those set forth herein which will be presented for consideration at the Special Meeting. However, if any other matters should properly come before the Special Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                          By Order of the Board of Directors

                                          George G. Petty
                                          Vice President -- Finance,
                                          Chief Financial Officer and
                                          Secretary-Treasurer


Dated: January 10, 1997

                                                                      APPENDIX A


                          AGREEMENT AND PLAN OF MERGER
                             OF ATRION CORPORATION,
                             A DELAWARE CORPORATION
                                      AND
                              ATRION CORPORATION,
                             AN ALABAMA CORPORATION


     THIS AGREEMENT AND PLAN OF MERGER dated as of January 2, 1997 (the "Agreement") is between Atrion Corporation, a Delaware corporation ("Atrion Delaware") and ATRION Corporation, an Alabama corporation ("ATRION"). Atrion Delaware and ATRION are sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS


     A. Atrion Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 10,000,000 shares of Common Stock, $0.10 par value. As of January 2, 1997, 100 shares of Common Stock were issued and outstanding, all of which were held by ATRION.



     B. ATRION is a corporation duly organized and existing under the laws of the State of Alabama and has an authorized capital of 10,000,000 common shares, $0.10 par value. As of January 2, 1997, 3,214,701 common shares were issued and outstanding.



     C. The Board of Directors of ATRION has determined that, for the purpose of effecting the reincorporation of ATRION in the State of Delaware, it is advisable and in the best interests of ATRION that it merge with and into Atrion Delaware upon the terms and conditions herein provided.


     D. The respective Boards of Directors of Atrion Delaware and ATRION have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Atrion Delaware and ATRION hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       1.

                                    MERGER.

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Alabama Business Corporation Act, ATRION shall be merged with and into Atrion Delaware (the "Merger"), the separate existence of ATRION shall cease and Atrion Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and on the Effective Date of the Merger, as defined below, the name of the Surviving Corporation shall be Atrion Corporation.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

     (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Alabama Business Corporation Act, as the case may be;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

     (d) Executed Articles of Merger meeting the requirements of the Alabama Business Corporation Act shall have been filed with the Secretary of State of the State of Alabama.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. On the Effective Date of the Merger, the separate existence of ATRION shall cease and Atrion Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;
(ii) shall be subject to all actions previously taken by its and ATRION's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of ATRION in the manner more fully set forth in
Section 259 of the Delaware General Corporation Law; (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ATRION in the same manner as if Atrion Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Alabama Business Corporation Act.

                                       2.

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Atrion Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Atrion Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.


     2.3 Directors and Officers. The directors and officers of ATRION immediately prior to the Effective Date of the Merger, who are serving in the same capacities, classes and terms for Atrion Delaware, shall be the directors and officers of the Surviving Corporation and such directors shall continue to be constituted in the same class and have the same terms of office which they had as directors of ATRION and Atrion Delaware, in accordance with the Bylaws of Atrion Delaware.


                                       3.

                        MANNER OF CONVERSION OF SHARES.


     3.1 ATRION Common Shares. Upon the Effective Date of the Merger, each common share of ATRION, $0.10 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.10 par value, of the Surviving Corporation.



     3.2 ATRION Options and Stock Purchase Rights. (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the (i) 1990 Stock Option Plan of ATRION, (ii) 1994 Key Employee Stock Incentive Plan of ATRION, (iii) Restricted Shares Compensation Plan for Non-Employee Directors of ATRION, (iv) Rights Agreement by and between ATRION and American Stock Transfer and Trust Company, dated as of February 1, 1990 and (v) any and all other stock option, stock incentive or stock award plans heretofore adopted by ATRION. Each outstanding and unexercised option or other right to purchase ATRION common shares existing under and by virtue of any such plan shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each common share of ATRION issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such ATRION option or stock purchase right at the Effective Date of the Merger.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of common shares of ATRION so reserved immediately prior to the Effective Date of the Merger.

     3.3 Atrion Delaware Common Stock. Upon the Effective Date of the Merger, each share of Atrion Delaware Common Stock, $0.10 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and, without any action by Atrion Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing common shares of ATRION may, at such holder's option, surrender the same for cancellation to American Stock Transfer and Trust Company, or such other entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing common shares of ATRION shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such common shares of ATRION were converted in the Merger.

     (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability that appeared on the certificates of ATRION so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     (d) If any certificate for shares of Common Stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                       4.

                                    GENERAL.

     4.1 Covenants of Atrion Delaware. Atrion Delaware covenants and agrees that it will on or before the Effective Date of the Merger:

     (a) Take such action as may be required to qualify to do business as a foreign corporation in the states in which ATRION is qualified to do business and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state law; and

     (b) Take such other actions as may be required by the Delaware General Corporation Law and the Alabama Business Corporation Act to effect the Merger.

     4.2 Further Assurances. From time to time, as and when required by Atrion Delaware or by its successors or assigns, there shall be executed and delivered on behalf of ATRION such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by Atrion Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ATRION and otherwise to carry out the purposes of this Agreement, and the officers and directors of Atrion Delaware are fully authorized in the name and on behalf of ATRION or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either ATRION or of Atrion Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of ATRION or by the sole stockholder of Atrion Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 109 Orange Street, Wilmington, Delaware, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Sheffield, Alabama, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Alabama Business Corporation Act.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of Atrion Delaware and ATRION, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized, under penalties of perjury, hereby declaring and certifying that this is their act and deed and the facts herein stated are true.


                                          Atrion Corporation,
                                          a Delaware corporation


                                          By: /s/ JERRY A. HOWARD


                                            ------------------------------------


                                          Its: President


                                            ------------------------------------

ATTEST:


/s/ GEORGE G. PETTY, SECRETARY

---------------------------------------------------------

                                          ATRION CORPORATION,
                                          an Alabama corporation


                                          By: /s/ JERRY A. HOWARD


                                            ------------------------------------


                                          Its: President


                                            ------------------------------------

ATTEST:


/s/ GEORGE G. PETTY, SECRETARY

---------------------------------------------------------

                                                                      APPENDIX B

                        CERTIFICATE OF INCORPORATION OF
                               ATRION CORPORATION

                                   ARTICLE I

     1.01 The name of this Corporation is Atrion Corporation (the
"Corporation").

                                   ARTICLE II

     2.01 The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III

     3.01 The name and mailing address of the incorporator of the Corporation is:

                                Jerry A. Howard
                              Post Office Box 3869
                       Muscle Shoals, Alabama 35662-3869

                                   ARTICLE IV

     4.01 The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE V

     5.01 The Corporation is authorized to issue 10,000,000 shares of Common Stock, $0.10 par value (the "Common Stock"). The holders of shares of Common Stock shall be entitled to one vote for each share upon all questions presented to the stockholders of the Corporation and shall have the exclusive right to vote for the election of directors and for all other purposes.

                                   ARTICLE VI

     6.01 All of the powers of the Corporation, insofar as the same may be lawfully vested in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation. In furtherance and not in limitation of such powers, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the Corporation, subject to the right of the stockholders of the Corporation to make, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the Corporation; provided, however, that no Bylaws shall be adopted, amended or repealed by the stockholders of the Corporation unless such action shall have been approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the then outstanding Common Stock of the Corporation.

     6.02 The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

                                  ARTICLE VII

     7.01 The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in the Bylaws.

                                  ARTICLE VIII

     8.01 Special meetings of the stockholders of this Corporation for any purpose or purposes may be called at any time only by a majority of the Board of Directors then in office. Written notice of such meeting, stating the place, date and hour of the meeting and the purpose or purposes therefor, shall be given to each stockholder entitled to vote at such meeting, in accordance with the Bylaws of the Corporation. Special meetings may not be called other than as provided in this Article VIII.

                                   ARTICLE IX

     9.01 Stockholders of the Corporation shall take action only by meetings held pursuant to applicable law, this Certificate of Incorporation and the Bylaws. Stockholders may not take or effect any action by written consent in lieu of a meeting of such stockholders. Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide.

                                   ARTICLE X

     10.01 The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders by this Certificate of Incorporation are granted subject to such reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VII, VIII, IX, XI, XII and this Article X may not be amended, altered, changed or repealed in any respect unless such amendment, alteration, change or repeal is approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the then outstanding Common Stock of the Corporation.

                                   ARTICLE XI

     11.01 A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize, with the approval of a corporation's stockholder, further reductions in the liability of the directors of a corporation for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article XI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE XII

     12.01 Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE XIII

     13.01 Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case ma be, and also on this Corporation.


     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does hereby make this Certificate, under penalties of perjury, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 30th day of December, 1996.



                                          By: /s/  Jerry A. Howard

                                            ------------------------------------
                                              Sole Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                               ATRION CORPORATION

                                  ARTICLE ONE
                             STOCKHOLDERS MEETINGS

     1.01. Fixing Record Date.

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto.

     1.02. Place of Meetings. All annual and special meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors. In the absence of such designation, such meetings shall be held at the principal office of the Corporation in the State of Alabama.

     1.03. Time of Annual Meetings; Business Transacted. The annual meeting of the stockholders shall be held at such time as may be specified by resolution by the Board of Directors. At such annual meetings, directors shall be elected, reports of the affairs of the Corporation shall be considered, and such other business as may properly come before the meeting may be transacted.


     1.04. Persons Entitled to Call Special Meetings; Business
Transacted. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, shall be called in accordance with the Certificate of Incorporation. Only such business shall be conducted at special meetings of stockholders as shall have specified in the Corporation's notice of meeting as set forth in Section 1.07 of these Bylaws.


     1.05. Notice of Annual or Special Meetings. The Secretary or Assistant Secretary shall cause written notice of each annual or special meeting to be given before the date of the meeting either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     Unless the Certificate of Incorporation otherwise provides, any previously scheduled meeting of the stockholders may be postponed and any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

     1.06. Time of Notice. Unless a different period is prescribed by law, notice of any meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     1.07. Contents of Notice. Notice of any meeting of stockholders shall state the place, day and hour of the meeting. In the case of a special meeting, such notice shall also state the purpose or purposes for which the meeting is called.

     1.08. Quorum and Required Vote.

     (a) Quorum of Stockholders. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If a quorum is present, in all matters other than the election of directors the affirmative vote of a majority of the shares represented at the meeting shall be the act of the stockholders, unless the vote of a greater number on the matter being voted upon is required by statute, the Certificate of Incorporation, or these Bylaws. Directors shall be elected by a plurality of the shares represented at the meeting and entitled to vote on the election of directors. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting.


     (b) Adjournment. Any meeting of stockholders may be adjourned from time to time, whether or not there is a quorum, by the Chairman or the vote of a majority of the shares. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of such number of stockholders as to result in their being present less than a quorum.



     1.09. List of Stockholders Entitled to Vote. The Secretary shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept either at a place within the city where the meeting is to be held, which place shall be specified in the notice or, if not specified, at the place where the meeting is to be held, and shall be open to examination by any stockholder at any time during usual business hours for any purpose germane to the meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The stock ledger shall be prima facie evidence as to who are the stockholders entitled to examine the stock ledger or such list or to vote at any meeting of stockholders.


     1.10. Voting. Subject to the provisions of the Certificate of Incorporation or of law, every holder of common stock of the Corporation which is entitled to vote shall be entitled to one vote for each share of such stock registered in the name of such stockholder upon the books of the Corporation.

     1.11. Voting by Voice and Ballot. Voting by stockholders in elections for directors shall be by ballot, and voting as to all other matters shall be by voice or by ballot as directed by the Chairman of the meeting.

     1.12. Voting of Shares by Certain Holders. The rights of persons in whose names shares stand on the stock records of the Corporation to vote or execute consents is subject to the following provisions:

     (a) No Voting of Treasury Shares. Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

     (b) Voting of Shares Standing in the Name of Another Corporation. Except as otherwise provided in this Section 1.12, shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

     (c) Voting of Shares Held by Administrator, Executor, Guardian, Conservator or Trustee. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name and no corporate trustee shall be entitled to vote for the election of directors shares held by it solely in a fiduciary capacity if such shares are shares issued by the corporate trustee itself.

     (d) Voting of Shares Standing in the Name of, Held by or Under the Control of a Receiver. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     (e) Voting of Shares by Pledgee. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     1.13. Inspectors of Elections.

     (a) Appointment of Inspectors of Elections. In advance of any meeting of stockholders, the Board of Directors shall appoint one (1) or more inspectors of elections to act at such meeting or any adjournment thereof. If an inspector of elections be not so appointed, the Chairman of any such meeting shall make such appointment at the meeting. The number of inspectors shall be determined by the Board of Directors if it makes the appointment in advance of the meeting or by the Chairman if he makes the appointment at the meeting. The inspectors of elections may be officers or employees of the Corporation or any subsidiaries of the Corporation or such other persons as may be selected as hereinabove provided; provided, however, that no inspector shall be a candidate for election as a director. In case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the person or officer acting as Chairman. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     (b) Duties of Inspectors. The inspectors of elections shall (i) ascertain the number of shares outstanding and the voting rights of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies and ballots; (ii) determine all challenges and questions in any way arising in connection with the vote; (iii) count and tabulate all votes and ballots; (iv) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots; and (v) perform such other acts as may be proper to conduct the election or vote with fairness to all stockholders. The decision, act, or certificate of a majority of the inspectors shall be effective in all respects as the decision, act, or certificate of all.

     (c) Report of Inspectors. On request of the Chairman of the meeting, or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and shall execute a certificate of any fact found by them.

     1.14. Conduct of Stockholders Meetings. Stockholders meetings shall be presided over by the Chairman of the Board, or, in his absence, by the President of the Corporation. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, or, if no such officer is present, a person designated by the Chairman, shall act as Secretary of the meeting. The precedence of, and procedure on, motions and other procedural matters at such meetings shall be as determined by the Chairman, in his sole discretion, provided that he acts in a manner not inconsistent with law, with the Certificate of Incorporation, or with these Bylaws. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     1.15. Notification of Stockholder Business. All business properly brought before an annual meeting of stockholders shall be transacted at such meeting. Business shall be deemed properly brought only if it is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder of record entitled to vote at such meeting if written notice of such stockholder's intent to bring such business before such meeting is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date. In no event shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For the purpose of the annual meeting of stockholders to be held in 1997, the first anniversary of the preceding year's annual meeting shall be the first anniversary of the 1996 annual meeting of shareholders of AlaTenn Resources, Inc. Each notice given by such stockholder shall set forth: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address of the stockholder who intends to propose such business; (C) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (D) any material interest of the stockholder in such business; and (E) as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business at any meeting presented without compliance with the foregoing procedure.

                                  ARTICLE TWO

                                   DIRECTORS

     2.01. Powers. Except as may be otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by the Board of Directors, subject to limitations imposed by law, the Certificate of Incorporation, or these Bylaws as to action which requires authorization or approval by the stockholders.

     2.02. Number of Directors. The number of directors of the Corporation shall be determined solely by the Board of Directors, by resolution.

     2.03. Classification of Directors. The Board of Directors shall be divided into three (3) classes, Class I, Class II, and Class III, with the term of office of one class expiring each year. Each class shall be as nearly equal in number as possible. Initially each director in Class I shall hold office until the annual meeting of stockholders in 1999, each director in Class II shall hold office until the annual meeting of stockholders in 1997, and each director in Class III shall hold office until the annual meeting of stockholders in 1998. Directors elected to succeed those whose terms shall then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until the election and qualification of their respective successor in office, subject, however, to the prior death, resignation or removal of any such director. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible. Notwithstanding anything herein to the contrary, no decrease in the number of directors shall have the effect of shortening the term of a then incumbent director.

     2.04. Vacancies. Vacancies occurring in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected to serve until the next election of directors in the class for which such director was chosen and until his successor shall be elected and qualified.

     2.05. Compensation. The amount, if any, which each director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors. If any director shall serve as a member of any committee of the Board of Directors or perform special services at the instance of the Board of Directors, such director may be paid such additional compensation as the Board of Directors may determine. Each director shall be entitled to reimbursement for traveling expenses incurred by him in attending any meeting of the Board of Directors or of a committee. Such compensation and reimbursement shall be payable even though there be an adjournment because of the absence of a quorum.

     2.06. Designation of Committees. The Board of Directors may by resolution or resolutions passed by a majority of the whole Board of Directors designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in the resolution or resolutions shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have any power or authority in reference to those matters prohibited by Section 141(c) of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution or resolutions adopted by the Board of Directors. If provision be made for any such committee or committees, the members thereof shall be appointed by the Board of Directors and shall serve during the pleasure of the Board of Directors. A majority of the members of a committee shall constitute a quorum for the transaction of business. The Board of Directors may designate one or more directors of the Corporation as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee and who, in such event, shall be counted in determining the presence of a quorum. Vacancies in such committees shall be filled by the Board of Directors; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors may at its pleasure discontinue any such committee or committees.

     2.07. Director or Committee Member Relying Upon Certain Reports and Records Protected. A director or a member of a committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, committees of the Board of Directors or by any other person as to matters the director or member reasonably believes are within such person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     2.08. Resignation of Directors. Any director of the Corporation may resign at any time by giving written notice to the President or the Secretary of the Corporation, or to the Board of Directors. Such resignation shall take effect at the time of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     2.09 Notification of Stockholder Nominations. Nominations for the election of directors may be made only (i) by or at the direction of the Board of Directors or (ii) at a meeting of stockholders called for the purpose of electing directors by any stockholder entitled to vote for the election of directors at such meeting. Any stockholder entitled to vote for the election of directors at an annual meeting or a special meeting called for the purpose of electing directors may nominate persons for election as directors at such meeting only if written notice of such stockholder's intent to make such nomination is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date. In no event shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For the purpose of the annual meeting of stockholders to be held in 1997, the first anniversary of the preceding year's annual meeting shall be the first anniversary of the 1996 annual meeting of shareholders of AlaTenn Resources, Inc. Each notice given by such stockholder shall set forth: (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (B) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (E) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person made without compliance with the foregoing procedure.

                                 ARTICLE THREE

                               DIRECTORS MEETINGS

     3.01. Place of Meeting. All regular and special meetings of the Board of Directors shall be held as may be determined by the Board of Directors. In the absence of any such designation, such meetings shall be held at the principal office of the Corporation in the State of Alabama.

     3.02. Regular Meetings. Regular meetings of the Board of Directors shall be held without call or notice immediately after the annual meeting of the stockholders, and at such other times as the Board of Directors may by resolution provide.

     3.03. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by or at the request of the Chairman of the Board of the President or any three or more directors.


     3.04. Notice of Special Meetings. The Secretary of Assistant Secretary shall give notice to each director of the time and place of holding each special meeting by mailing the notice at least thirty-six (36) hours before the meeting or by causing the same to be transmitted by other means at least twenty-four
(24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting subject to the provisions of this Article Three.


     3.05. Notice of Adjourned Meetings. When a regular or special meeting of the Board of Directors is adjourned for thirty (30) days or more, notice of such adjourned regular or special meeting shall be given as in the case of a special meeting. When a regular or special meeting of the Board of Directors is adjourned for less than thirty (30) days, it is not necessary to give any notice of the time and place of the adjourned meeting other than by announcement at the regular or special meeting at which the adjournment is taken.

     3.06. Waiver of Notice by Directors. Whenever any notice is required to be given to any director of the Corporation under any provision of law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the directors, or members of a committee or directors, need be specified in any written waiver of notice unless otherwise so required by these Bylaws. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     3.07. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. If a quorum is present when the meeting is convened, the directors present may continue to do business, taking action by a majority of a quorum as herein fixed, until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum or the refusal of any director to vote.

     3.08. Majority Action. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless otherwise provided by the Certificate of Incorporation or these Bylaws.

     3.09. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors, or all of the members of the committee, and the written consent is filed with the minutes of the Board of Directors or the committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

     3.10. Adjournment. In the absence of a quorum, any meeting of the Board of Directors may be adjourned from time to time by a majority of the directors present. At any adjourned meeting of the Board of Directors at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

     3.11. Conduct of Meetings. At every meeting of the Board of Directors, the Chairman of the Board, or in his absence, the President, or in his absence, the Vice President designated by him, or in the absence of such designation, a Chairman chosen by a majority of the directors present, shall preside. The Secretary of the Corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the Chairman may appoint any person to act as Secretary of the meeting.

     3.12. Participation in Meetings by Conference Telephone. Members of the Board of Directors or any committee designated thereby may participate in a meeting of such Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at such meeting.

                                  ARTICLE FOUR

                                    OFFICERS

     4.01. Officers.  The officers of the Corporation shall be a President, one
(1) or more Vice Presidents, a Chief Financial Officer, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one (1) or more Assistant Secretaries, one
(1) or more Assistant Treasurers, and such other officers and assistant officers as may be appointed in accordance with the provisions of Section 4.03 below. Any number of offices may be held by the same person. In its discretion, the Board of Directors may leave unfilled for any period it may fix any office. None of the officers except the Chairman of the Board need be directors of the Corporation.

     4.02. Election of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.03, shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held immediately after the adjournment of the annual meeting of the stockholders. If the Board of Directors shall fail to fill any office at such meeting, such office shall be filled at the first adjourned or special meeting of the Board of Directors held thereafter. Failure to elect officers at any time designated for their election shall not work a dissolution of the Corporation. Each officer shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

     4.03. Subordinate Officers, Agents and Employees. In addition to the officers described in Section 4.01 above, the Board of Directors may appoint such other officers or agents as may be deemed advisable, each of whom shall hold office for such period, have such authority, and perform such duties in the management of the property and affairs of the Corporation as may be provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent herewith. The Board of Directors may delegate to any officer or committee the power to appoint and to remove any such subordinate officers, committees, or agents, to specify their duties and determine their compensation.

     4.04. Delegation of Duties of Officers. The Board of Directors may delegate the duties and powers of any officer of the Corporation to any other officer or to any director for a specified period of time for any reason that the Board of Directors may deem sufficient.

     4.05. Removal of Officers or Agents. The Board of Directors may with or without cause remove any officer at any time or relieve any officer of any or all of his powers and duties and delegate such powers and duties to any other officer or to any director or directors; and the Board of Directors may terminate or suspend payment of salaries of officers so removed or so relieved. Election or appointment of an officer or agent shall not of itself create any contract right in favor of such officer or agent.

     4.06. Resignations of Officers or Agents. Any officer or agent may resign at any time by giving written notice of resignation to the Board of Directors, to the Chairman of the Board, to the President or to the Secretary of the Corporation. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein. Unless otherwise specified in the notice, the acceptance of a resignation shall not be necessary to make the resignation effective.

     4.07. Vacancies. A vacancy in any office, the holder of which is elected or appointed by the Board of Directors, because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term of such office. A vacancy in any other office for any reason shall be filled by the Board of Directors, or any committee, or officer to whom authority in the premises may have been delegated by these Bylaws or by resolution of the Board of Directors.

                                  ARTICLE FIVE

                               DUTIES OF OFFICERS

     5.01. Chairman of the Board. The Chairman of the Board, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors, of which he must be a member, at which he is present. The Chairman of the Board shall have such other powers and perform such other duties as may be assigned to him from time to time by these Bylaws or by the Board of Directors.

     5.02. President and Vice Presidents. The President shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors and, unless otherwise determined by resolution of the Board of Directors, shall be the chief executive officer of the Corporation. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the absence or disability of the President or if the office of President be vacant, the Chairman of the Board or, upon designation by the Board of Directors, a Vice President, shall perform the duties and exercise the powers of the President, subject to the right of the Board of Directors at any time to extend or confine such powers and duties or to assign them to others. Each Vice President shall have such powers and perform such other duties as may be assigned to him from time to time by the Board of Directors or the President and shall generally assist the President in such manner as the President shall direct.

     5.03. Chief Financial Officer. The Chief Financial Officer (who may have such additional titles as shall from time to time be assigned to him by these Bylaws or by the Board of Directors) shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as shall from time to time be assigned to him by these Bylaws, the Board of Directors or the President.

     5.04. Secretary. The Secretary shall have all powers and duties usually incident to the office of the Secretary of a corporation, except as specifically limited by a resolution of the Board of Directors, and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors or the President. Within this authority and in the course of his duties, the Secretary shall:

     (a) Minutes of Meetings. Keep at the place where the Bylaws or a copy thereof are kept a record of the proceedings of meetings of the Corporation's Board of Directors, committees of the Board of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at meetings of the Board of Directors, the number of shares or members present or represented at stockholders meetings, and the proceedings thereof.

     (b) Sign or Attest Documents and Affix Seal. Sign, certify, or attest such documents as may be required by law or the business of the Corporation, and keep the corporate seal, if any, and affix it to such instruments as may be necessary or proper.

     (c) Notices. See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. In case of the absence or disability of the Secretary, or his refusal or neglect to act, notice may be given and served by an Assistant Secretary or by the President or Vice Presidents, if any, or by the Board of Directors.

     (d) Custodian of Records and Seal. Be custodian of the records and of the seal of the Corporation, and see that it is engraved, lithographed, printed, stamped, impressed on, or affixed to, all certificates for shares prior to their issuance and to all documents, the execution of which, on behalf of the Corporation under its seal, is duly authorized in accordance with the provisions of these Bylaws.

     (e) Secretary of Meetings. Act as Secretary of meetings of the stockholders and Board of Directors except as otherwise provided in these Bylaws.

     (f) Absence of Secretary. In case of the absence or disability of the Secretary or his refusal or neglect to act, the Assistant Secretary, or if there be none, the Treasurer, acting as Assistant Secretary, may perform all of the functions of the Secretary. In the absence or inability to act, or refusal or neglect to act of the Secretary, the Assistant Secretary, and Treasurer, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors, may perform the functions of the Secretary.

     5.05. Assistant Secretary. At the request of the Secretary, or in his absence or disability, the Assistant Secretary, designated as set forth in
Section 5.04(f) of these Bylaws, shall perform all the duties of the Secretary, and, when so acting, he shall have all the powers of, and be subject to all the restrictions on, the Secretary. The Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Secretary.

     5.06. Treasurer. The Treasurer shall have all the powers and duties usually incident to the office of Treasurer, except as specifically limited by a resolution of the Board of Directors, and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors or the President. Within this authority and in the course of his duties, the Treasurer shall:

     (a) Funds: Custody and Deposit. Have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors.

     (b) Funds: Receipt and Disbursement. Receive, and give receipt for, moneys due and payable to the Corporation from any source whatever, and disburse, or cause to be disbursed, the funds of the Corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

     (c) Maintain Accounts. Keep and maintain adequate and correct accounts of the Corporation's properties and business transactions including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares.

     (d) Reports. The Treasurer shall make such reports and statements of his transactions as Treasurer as may be required of him by the President, the Board of Directors or by applicable law.

     (e) Absence of Treasurer. In case of the absence or disability of the Treasurer or his refusal or neglect to act, the Assistant Treasurer, or if there be none, the Secretary acting as Assistant Treasurer may perform all of the functions of the Treasurer. In the absence or inability to act, or refusal or neglect to act, of both the Assistant Treasurer and the Secretary, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors may perform the functions of the Treasurer.

     5.07. Assistant Treasurer. At the request of the Treasurer, or in his absence or disability, the Assistant Treasurer designated as set forth in
Section 5.06(e) of these Bylaws shall perform all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all restrictions on, the Treasurer. The Assistant Treasurer shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Treasurer.

     5.08. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of fact that he is also a director of the Corporation.

     5.09. Giving of Bond by Officers. Any officer of the Corporation, if required to do so by the Board of Directors, shall furnish a bond to the Corporation for the faithful performance of his duties, in such penalties and with such conditions and security or surety or sureties as the Board of Directors shall require.

                                  ARTICLE SIX

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                    EMPLOYEES OR AGENTS; LIABILITY INSURANCE

     6.01. Action Against Party Because of Corporate Position.

     (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article Six, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Article Six. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     6.02. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     6.03. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section.

     6.04. Certain Terms Used in this Article Six.

     (a) For purposes of this Article Six, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (b) For purposes of this Article Six, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this section.

     6.05. Continuation of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Six shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE SEVEN

                 EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS

     7.01. Contracts and Other Documents. Contracts and other instruments or documents may be signed in the name of the Corporation by the Chairman of the Board, the President or by any other officer authorized to sign such contract, instrument, or document by the Board of Directors, and such authority may be general or confined to specific instances.

     7.02. Interested Directors; Quorum. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     7.03. Dividends. Subject to the laws of the State of Delaware, the Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its own shares, except when the Corporation is insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation.

     7.04. Bank Accounts and Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation with such banks, bankers, trust companies, or other depositories as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may be delegated from time to time by the Board of Directors.

     7.05. Signing of Checks and Drafts. Except as otherwise provided in these Bylaws, all checks, drafts, or other order for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     7.06. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

                                 ARTICLE EIGHT

                        ISSUANCE AND TRANSFER OF SHARES

     8.01. Issuance of Certificates. Each stockholder of the Corporation shall be entitled to a certificate or certificates, in such form as shall be approved by the Board of Directors and required by law, certifying the number of shares of the Corporation owned by such stockholder.

     8.02. Signatures on Stock Certificates. The shares of the Corporation shall be represented by certificates signed by the Chairman of the Board, President, an Executive Vice President, or a Vice President and the Secretary, an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. The signature of any of these officers upon a certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

     8.03. Stock Transfer Books. A record of all certificates for shares issued by the Corporation shall be kept by the Secretary or by any transfer agent or registrar appointed pursuant to Section 8.04 below at the principal office of the Corporation or at the office of such transfer agent or registrar. Such record shall show the name and address of the person, firm or corporation in which certificates for shares are registered, the number and classes of shares represented by each such certificate, the date of each such certificate, and in case of certificates which have been canceled, the dates of cancellation thereof.

     8.04. Transfer Agents and Registrars. The Board of Directors may appoint one (1) or more transfer agents, registrars of other agents for the purpose of registering transfer of shares of the Corporation, issuing new certificates of shares of the Corporation and canceling certificates surrendered to the Corporation. Such agents and registrars shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate. Any such transfer agent, registrar or other agent shall be under a duty to the Corporation to exercise good faith and due diligence in performing his functions. Such transfer agent, registrar or other agent shall have, with regard to the particular functions he performs, the same obligation to the holder or owner of shares of the Corporation and shall have the same rights and privileges as the Corporation has in regard to those functions. Notice to a transfer such agent, registrar or other such agent is notice to the Corporation with respect to the functions performed by the agent.


     8.05. Replacement of Lost, Destroyed and Stolen Certificates. Where a certificate for shares of the Corporation has been lost, destroyed or stolen, the Corporation shall issue a new certificate in place of the original certificate if the owner: (i) files with the Corporation a sufficient indemnity bond; and (ii) satisfies any other reasonable requirements imposed by the Board of Directors of the Corporation.


     8.06 Transfer of Shares. Shares of the capital stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares to be transferred, except as provided in the preceding section. Books for the transfer of shares of the capital stock shall be kept by the Corporation or by one or more transfer agents appointed by it.

     8.07. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

                                  ARTICLE NINE

                      CORPORATE RECORDS, REPORTS, AND SEAL

     9.01. Minutes of Corporate Meetings. The Corporation shall keep at its principal place of business a book of minutes of all proceedings of its stockholders and Board of Directors, with the time and place of holding of all meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors meetings, the number of shares or members present or represented at stockholders meetings, and the proceedings thereof.

     9.02. Inspection of Records and Properties by Directors. Every director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the Corporation, and also of its subsidiary corporations. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts.


     9.03. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January, and terminate on the last day of December of each year; except that the initial fiscal year of the Corporation shall begin on the date the Certificate of Incorporation was filed and shall terminate on the last day of December, 1996.


     9.04. Corporate Seal. The seal of the Corporation shall be circular in form and shall have engraved upon it the words, "Atrion Corporation." The seal shall be used by causing it to be affixed or impressed or a facsimile thereof may be reproduced or otherwise used in such manner as the Board of Directors shall determine.

                                  ARTICLE TEN:

                        ADOPTION, AMENDMENT, AND REPEAL

                                   OF BYLAWS



     10.01. Power of Directors to Amend. The Board of Directors shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation; provided, however, that the Board of Directors may not alter, amend, or repeal any provision of the Bylaws which was adopted by the stockholders pursuant to the Certificate of Incorporation and specifically provides that it cannot be altered, amended or repealed by the Board of Directors.


     10.02. Power of Stockholders to Amend. The stockholders shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation only as provided in the Certificate of Incorporation of the Corporation.

                                                                      APPENDIX D

                                  ALABAMA CODE
             TITLE 10. CORPORATIONS, PARTNERSHIPS AND ASSOCIATIONS
                       CHAPTER 2B. BUSINESS CORPORATIONS
                         ARTICLE 13. DISSENTERS' RIGHTS

                                   DIVISION A

                 RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

SECTION 10-2B-13.01. DEFINITIONS.

     (1) "Corporate action" means the filing of articles of merger or share exchange by the probate judge or Secretary of State, or other action giving legal effect to a transaction that is the subject of dissenters' rights.

     (2) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 10-2B-13.02 and who exercises that right when and in the manner required by Sections 10-2B-13.20 through 10-2B-13.28.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all circumstances.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (7) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (8) "Shareholder" means the record shareholder or the beneficial shareholder.

SECTION 10-2B-13.02. RIGHT TO DISSENT.

     (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 10-2B-11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 10-2B-11.04;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange by all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (4) To the extent that the articles of incorporation of the corporation so provide, an amendment of the articles of incorporation that materially and adversely affects rights in respect to a dissenter's shares because it:

             (i) Alters or abolishes a preferential right of the shares;

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

             (ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

             (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

             (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

             (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 10-2B-6.04; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for shares under this chapter may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

SEC. 10-2B-13.03. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (a) A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if:

          (1) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (2) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

                                   DIVISION B

                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SEC. 10-2B-13.20. NOTICE OF DISSENTERS' RIGHTS.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under Section 10-2B-13.02 is taken without a vote of shareholders, the corporation shall (1) notify in writing all shareholders entitled to assert dissenters' rights that the action was taken; and (2) send them the dissenters' notice described in
Section 10-2B-13.22.

SEC. 10-2B-13.21. NOTICE OF INTENT TO DEMAND PAYMENT.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholder's meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment or his or her shares if the proposed action is effectuated; and (2) must not vote his or her shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his or her shares under this article.

SEC. 10-2B-13.22. DISSENTERS' NOTICE.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 10-2B-13.21.

     (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

          (1) State where the payment demand must be sent;

          (2) Inform holders of shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Supply a form for demanding payment;

          (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is delivered; and

          (5) Be accompanied by a copy of this article.

SEC. 10-2B-13.23. DUTY TO DEMAND PAYMENT.

     (a) A shareholder sent a dissenters' notice described in Section 10-2B-13.22 must demand payment in accordance with the terms of the dissenters' notice.

     (b) The shareholder who demands payment retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment by the date set in the dissenters' notice is not entitled to payment for his or her shares under this article.

     (d) A shareholder who demands payment under subsection (a) may not thereafter withdraw that demand and accept the terms offered under the proposed corporate action unless the corporation shall consent thereto.

SEC. 10-2B-13.24. SHARE RESTRICTIONS.

     (a) Within 20 days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for (1) notation thereon by the corporation that such demand has been made and (2) return to the shareholder by the corporation.

     (b) The failure to submit his or her shares for notation shall, at the option of the corporation, terminate the shareholders' rights under this article unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

     (c) If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares.

     (d) A transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

SEC. 10-2B-13.25. OFFER OF PAYMENT.

     (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Section 10-2B-13.23 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (b) The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3) An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under
     Section 10-2B-13.28; and

          (5) A copy of this article.

     (c) Each dissenter who agrees to accept the corporation's offer of payment in full satisfaction of his or her demand must surrender to the corporation the certificate or certificates representing his or her shares in accordance with terms of the dissenters' notice. Upon receiving the certificate or certificates, the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a dissenting shareholder ceases to have any interest in the shares.

SEC. 10-2B-13.26. FAILURE TO TAKE CORPORATE ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment, the corporation shall release the transfer restrictions imposed on shares.

     (b) If, after releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 10-2B-13.22 and repeat the payment demand procedure.

SEC. 10-2B-13.28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH OFFER OF PAYMENT.

     (a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, or reject the corporation's offer under
Section 10-2B-13.25 and demand payment of the fair value of his or her shares and interest due, if:

          (1) The dissenter believes that the amount offered under Section 10-2B-13.25 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

          (2) The corporation fails to make an offer under Section 10-2B-13.25 within 60 days after the date set for demanding payment; or

          (3) The corporation, having failed to take the proposed action, does not release the transfer restrictions imposed on shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (a) within 30 days after the corporation offered payment for his or her shares.

                                   DIVISION C

                          JUDICIAL APPRAISAL OF SHARES

SEC. 10-2B-13.30. COURT ACTION.

     (a) If a demand for payment under Section 10-2B-13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided under the Alabama Rules of Civil Procedure.

     (d) After service is completed, the corporation shall deposit with the clerk of the court an amount sufficient to pay unsettled claims of all dissenters party to the action in an amount per share equal to its prior estimate of fair value, plus accrued interest, under Section 10-2B-13.25.

     (e) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (f) Each dissenter made a party to the proceeding is entitled to judgment for the amount the court finds to be the fair value of his or her shares, plus accrued interest. If the court's determination as to the fair value of a dissenter's shares, plus accrued interest, is higher than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), the corporation shall pay the excess to the dissenting shareholder. If the court's determination as to fair value, plus accrued interest, of a dissenter's shares is less than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection
(d), then the clerk shall return the balance of funds deposited, less any costs under Section 10-2B-13.31, to the corporation.

     (g) Upon payment of the judgment, and surrender to the corporation of the certificate or certificates representing the appraised shares, a dissenting shareholder ceases to have any interest in the shares.

SEC. 10-2B-13.31. COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under Section 10-2B-13.30 shall determine all costs of the proceeding, including compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 10-2B-13.28.

     (b) The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 10-2B-13.20 through 10-2B-13.28; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

SEC. 10-2B-13.32. STATUS OF SHARES AFTER PAYMENT.

     Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this chapter provided, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange may otherwise provide.

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
                                                                   APPENDIX E


PROXY

                               ATRION CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Jerome
J. McGrath, J. Kenneth Smith and Roger F. Stebbing, or any of them, proxies of the undersigned, with full power of substitution, to represent and to vote all common shares of ATRION CORPORATION which the undersigned would be entitled to vote at the Special Meeting of shareholders of ATRION Corporation to be held at the offices of the Company, 3230 Second Street, Muscle Shoals, Alabama, on Friday, February 21, 1997, at 10:00 a.m., Central Time, and at any adjournment or postponement thereof, in the following manner:


1. PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION

           [ ]  FOR             [ ]  AGAINST             [ ]  ABSTAIN

                   (Continued and to be signed on other side)

                          (Continued from other side)

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    The Board of Directors recommends a vote FOR Item 1. If this proxy is properly signed and returned, the shares represented will be voted FOR Item 1 unless you otherwise specify herein.


                                                  Dated:                   ,1997
                                                        -------------------


                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                            Signature

                                                  Please sign this proxy exactly
                                                  as your name appears hereon.
                                                  When signing as executor,
                                                  administrator, trustee,
                                                  corporate officer, etc.,
                                                  please give full title. In
                                                  case of joint owners, each
                                                  joint owner should sign.

          Please Date, Sign and Return TODAY in the Enclosed Envelope.
              No Postage Required if Mailed in the United States.